SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 28, 2001


                           Mpower Holding Corporation
                           Mpower Communications Corp.
       ------------------------------------------------------------------
           (Exact names of registrants as specified in their charters)


             Delaware             33339884-01               52-2232143
              Nevada                0-24059                 88-0360042
        -----------------        ------------           -------------------
         (State or other          (Commission            (I.R.S. Employer
         jurisdiction of          File Number)          Identification No.)
          incorporation)


    175 Sully's Trail, Pittsford, NY                           14534
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(Address of principal executive offices)                     (Zip Code)


Registrants' telephone number, including area code:        (716) 218-6550
                                                           ---------------

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Item 5.  Other Events

The Reorganization into Holding Company Structure:

         At the annual meeting of the stockholders of Mpower Communications Corp. ("Mpower"), held on May 24, 2001, it was resolved, by the vote of a majority of the stockholders entitled to vote thereon, to approve and adopt the reorganization of Mpower into a holding company structure (the "Reorganization") pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of April 12, 2001 (the "Merger Agreement"), among Mpower, Mpower Holding Corporation, a Delaware corporation and a wholly owned subsidiary of Mpower ("Holding") and Mpower Merger Company, Inc., a Delaware corporation and a wholly owned subsidiary of Holding ("MergeCo").

         Pursuant to the Merger Agreement, as of close of business (5:00 PM EST on June 28, 2001, (the "Effective Time")), (a) MergeCo will merge with and into Mpower, with Mpower being the surviving entity of the merger (the "Merger"); (b) each share (or fraction thereof) of Mpower's capital stock outstanding as of the Effective Time (including Mpower's common stock, par value $.001 per share, 10% Series C convertible preferred stock and 7.25% Series D convertible preferred stock) will be automatically converted (the "Share Conversion") into a share (or equivalent fraction), respectively, of Holding's common stock, par value $.001 per share, 10% Series C convertible preferred stock and 7.25% Series D convertible preferred stock, which capital stock has the same terms (including all powers, rights, preferences, limitations, qualifications, restrictions or designations) as those of the capital stock of Mpower from which it was converted; (c) each share of MergeCo shall be cancelled and converted into one share of Mpower's common stock, which shall not be cancelled; and (d) each share of Holding's capital stock held by Mpower shall be cancelled. As a result of these transactions, Mpower shall become the wholly owned subsidiary of Holding, Holding shall become the publicly-held holding company of the Mpower corporate organization, and the stockholders of Mpower immediately prior to the Effective Time will become the stockholders of Holding in the exact same proportion.

         Holding's common stock and 7.25% Series D convertible preferred stock to be issued pursuant to the Share Conversion were registered under the Securities Act of 1933 pursuant to Holding's Registration Statement on Form S-4 (No. 333-56746) (the "Registration Statement") filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The Registration Statement became effective on April 16, 2001. Reference is made to the Proxy Statement of Mpower and Prospectus of Holding included in the Registration Statement for additional information about this transaction. The description of Holding's common stock and 7.25% Series D convertible preferred stock contained under the caption "Proposal No. 2: Proposed Merger Transaction Pursuant to the Amended and Restated Agreement and Plan of Merger Designed to Establish a Holding Company Structure - Holding Capital Stock" in the Prospectus is incorporated by reference herein.

         Holding's common stock and 7.25% Series D convertible preferred stock have been approved for listing on the Nasdaq National Market System under symbols "MPWR" and

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"MPWRP" (the same symbols under which such capital stock of Mpower was listed on
Nasdaq prior to the Reorganization).

         This Current Report is being filed pursuant to Rule 12g-3(f) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Pursuant to Rule 12g-3(a) under the Exchange Act, Holding's common stock and 7.25% Series D convertible preferred stock are deemed to be registered under Section 12(g) of the Exchange Act.

         Mpower's common stock and 7.25% Series D convertible preferred stock were registered pursuant to Section 12(g) of the Exchange Act and were listed on the Nasdaq National Market. Mpower is delisting the Mpower common stock and 7.25% Series D convertible preferred stock from the Nasdaq National Market and terminating the registration under the Exchange Act of the Mpower common stock and 7.25% Series D convertible preferred stock.


Item 7.  Financial Statements and Exhibits:

         (c)  Exhibits:

         Exhibit Number                Description of Document
         --------------                -----------------------

         2.1 Amended and Restated Agreement and Plan of Merger among Mpower Communications Corp., Mpower Holding Corporation and Mpower Merger Company, Inc., dated as of April 12, 2001 (Incorporated by reference to Mpower Holding Corporation's Registration Statement on Form S-4 (File No. 333-56746) previously filed with the Commission on April 13, 2001)

         3.1 Amended and Restated Certificate of Incorporation of Mpower Holding Corporation filed on June 27, 2001 with the Secretary of State of Delaware

         3.2 Amended and Restated By-laws of Mpower Holding Corporation adopted on June 27, 2001

         3.3 Articles of Merger Merging Mpower Merger Company, Inc. with and into Mpower Communications Corp. becomes effective on June 28, 2001 with the Secretary of State of Nevada

         3.4 Certificate of Restated Articles of Incorporation of Mpower Communications Corp. filed on June 28, 2001 with the Secretary of State of Nevada

         3.5 Amended and Restated By-laws of Mpower Communications Corp. adopted on June 28, 2001

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         3.6               Certificate of Merger Merging Mpower Merger Company,
                           Inc. with and into Mpower Communications Corp. becomes effective on June 28, 2001 with Secretary of State of Delaware

         4.1 Certificate of Designation of Mpower Holding Corporation's 10% Series C convertible preferred stock filed on June 27, 2001 with the Secretary of State of Delaware

         4.2 Certificate of Designation of Mpower Holding Corporation's 7.25% Series D convertible preferred stock filed on June 27, 2001 with the Secretary of State of Delaware

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.




Date:    June 28, 2001                     MPOWER HOLDING CORPORATION




                                           By:   /s/  RUSSELL I. ZUCKERMAN
                                                --------------------------------
                                           Name:  Russell I. Zuckerman
                                           Title: Senior Vice President, General
                                                  Counsel and Secretary


                                           MPOWER COMMUNICATIONS CORP.



                                           By:   /s/  RUSSELL I. ZUCKERMAN
                                                --------------------------------
                                           Name:  Russell I. Zuckerman
                                           Title: Vice President and Secretary

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                                 EXHIBIT INDEX


Exhibit Number                         Description of Document
--------------                         -----------------------

     2.1 Amended and Restated Agreement and Plan of Merger among Mpower Communications Corp., Mpower Holding Corporation and Mpower Merger Company, Inc., dated as of April 12, 2001 (Incorporated by reference to Mpower Holding Corporation's Registration Statement on Form S-4 (File No. 333-56746) previously filed with the Commission on April 13, 2001)

     3.1 Amended and Restated Certificate of Incorporation of Mpower Holding Corporation filed on June 27, 2001 with the Secretary of State of Delaware

     3.2 Amended and Restated By-laws of Mpower Holding Corporation adopted on June 27, 2001

     3.3 Articles of Merger Merging Mpower Merger Company, Inc. with and into Mpower Communications Corp. becomes effective on June 28, 2001 with the Secretary of State of Nevada

     3.4 Certificate of Restated Articles of Incorporation of Mpower Communications Corp. filed on June 28, 2001 with the Secretary of State of Nevada

     3.5 Amended and Restated By-laws of Mpower Communications Corp. adopted on June 28, 2001

     3.6 Certificate of Merger Merging Mpower Merger Company, Inc. with and into Mpower Communications Corp. becomes effective on June 28, 2001 with Secretary of State of Delaware

     4.1 Certificate of Designation of Mpower Holding Corporation's 10% Series C convertible preferred stock filed on June 27, 2001 with the Secretary of State of Delaware

     4.2 Certificate of Designation of Mpower Holding Corporation's 7.25% Series D convertible preferred stock filed on June 27, 2001 with the Secretary of State of Delaware